UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     June 2, 2005

PANERA BREAD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6710 Clayton Road Richmond Heights, MO	63117
(Address of principal executive offices)	(Zip Code)

314-633-7100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

Amendment to 2001 Employee, Director, and Consultant Stock Option Plan

        On March 4, 2005, the Board of Directors of Panera Bread Company (the “Company”) unanimously approved an amendment (the “Amendment”) to the Company’s 2001 Employee, Director and Consultant Stock Option Plan (the “Plan”), subject to stockholder approval, to increase the number of shares with respect to which options may be granted under the Plan by 1,000,000 shares of Class A Common Stock, par value $0.0001 per share. On June 2, 2005, at the Company’s 2005 Annual Meeting of Stockholders, the Company’s stockholders approved the Amendment. The description of the Plan and the Amendment set forth in the Company’s Proxy Statement for the 2005 Annual Meeting of Stockholders under the caption “Approval of an Amendment to the Company’s 2001 Employee, Director and Consultant Stock Option Plan to increase the number of shares with respect to which options may be granted” (Proposal 2) is included as Exhibit 99.1 and incorporated herein by reference. The description of the Amendment and the Plan is qualified in its entirety by reference to the Plan, which is included as Exhibit 10.1 and incorporated herein by reference.

Item 8.01.     Other Events.

        The information set forth under Item 1.01 above is incorporated herein by reference. On June 2, 2005, at the Company’s 2005 Annual Meeting of Stockholders, the Company’s stockholders re-elected Messrs. Ronald M. Shaich and Fred K. Foulkes to serve as members of the Company’s Board of Directors to serve for a term ending in 2008, or until their successors have been duly elected and qualified. Also at the 2005 Annual Meeting of Stockholders, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2005.

Item 9.01.      Financial Statements and Exhibits

        (c)     Exhibits

                  See exhibit index

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY (Registrant)

By:	/s/ Mark E. Hood
Name: Mark E. Hood
Title: Senior Vice President, Chief Financial Officer

Date: June 7, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Registrant’s 2001 Employee, Director and Consultant Stock Option Plan (the “2001 Plan”). Incorporated by reference from Appendix A of the Registrant’s Proxy Statement on Schedule 14A for the 2005 Annual Meeting of Stockholders filed on April 21, 2005.

99.1	The description of the Plan set forth in the Company’s Proxy Statement for the 2005 Annual Meeting of Stockholders under the caption “Approval of an Amendment to the Company’s 2001 Employee, Director and Consultant Stock Option Plan to increase the number of shares with respect to which options may be granted” (Proposal 2). Incorporated by reference from the Registrant’s Proxy Statement on Schedule 14A for the 2005 Annual Meeting of Stockholders filed on April 21, 2005.